UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report: January 28, 2005 (Date of earliest event reported)
Central Coast Bancorp (Exact name of registrant as specified in its charter)
CA (State or other jurisdiction of incorporation)	0-25418 (Commission File Number)	77-0367061 (IRS Employer Indentification Number)
	301 Main Street, Salinas, CA (Address of principal executive offices)	93901 (Zip Code)
Registrant's telephone number, including area code: 831-422-6642

Item 2.02. Results of Operations and Financial Conditions.
On January 26, 2005 Central Coast Bancorp announced their quarterly earnings for the quarter and fiscal year ended December 31, 2004. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits
(c) Exhibits
99.1       Press Release of Central Coast Bancorp dated January 26, 2005

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 28, 2005	Central Coast Bancorp By: /s/ ROBERT M. STANBERRY ROBERT M. STANBERRY SVP & CFO